Exhibit 10.66

WAIVER AGREEMENT

THIS WAIVER AGREEMENT (this “Agreement”), dated as of February 14, 2019, is entered into by and among VARIATION BIOTECHNOLOGIES (US), INC., a Delaware corporation (the “Borrower”); the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, and Perceptive Credit Holdings, LP, a Delaware limited partnership (the “Lender”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

WHEREAS, the Lender, the Borrower and the Guarantors entered into that certain Amended and Restated Credit Agreement and Guaranty dated as of December 6, 2016 (as subsequently amended or otherwise modified, the “Credit Agreement”), pursuant to which the Lender has made certain loans and financial accommodations available to the Borrower;

WHEREAS, pursuant to Section 7.1(c) of the Credit Agreement the Borrower is required, among other things, to deliver to the Lender consolidated financial statements of Parent for each Fiscal Year, which financial statements are to be audited without any Impermissible Qualification;

WHEREAS, EISNERAMPER LLP, the independent public accounting firm (the “Auditor”) retained to audit Parent’s consolidated financial statements for the Fiscal Year ended December 31, 2018 (the “2018 Audited Financial Statements”), has informed Parent and the Borrower that its audit opinion letter with respect to the 2018 Audited Financial Statements will contain an Impermissible Qualification;

WHEREAS, a true and correct copy of the Auditor’s draft audit opinion for the 2018 Audited Financial Statements containing the Impermissible Qualification is attached hereto as Annex A (the “Proposed Audit Opinion”); and

WHEREAS, the Borrower and the Guarantors have requested that the Lender waive the Default that will occur as a result of the Borrower’s delivery of the 2018 Audited Financial Statements being subject to the Impermissible Qualification contained in the Proposed Audit Opinion (the “Impermissible Qualification Default”), which the Lender has agreed to do subject to the terms and provisions hereof.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, the Borrower and the Guarantors hereby agree as follows.

1. Waiver. Subject to the terms and conditions set forth herein, and so long as (i) the 2018 Audited Financial Statements are delivered to the Lender on a timely basis as required pursuant to Section 7.1(b) of the Credit Agreement, (ii) the Proposed Audit Opinion, in substantially the form as attached as Annex A, is delivered along with the 2018 Audited Financial Statements (without any material change or modification thereto) and (iii) at the time of delivery of such 2018 Audited Financial Statements and Proposed Audit Opinion, no other Event of Default shall have occurred and be continuing or, with passage of time, the giving of notice or both, would occur, the Lender will be deemed to have waived, for all purposes of Sections 9.1.4 and 11.1 of the Credit Agreement, the Impermissible Qualification Default, all without need of further action or notice of any kind.

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2. Effect of this Agreement.

a.	Except as otherwise expressly provided herein, nothing contained herein shall prejudice, waive or alter, or be deemed to prejudice, waive or alter, any of the Lender’s rights and remedies under the Credit Agreement or any of the other Loan Documents against the Borrower or the Guarantors or any assets of the Guarantors.

b.	No changes or modifications to the Credit Agreement or the other Loan Documents are intended or implied, and, in all respects, the Credit Agreement and the other Loan Documents shall continue to remain in full force and effect in accordance with their terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence (nor is there any intent to evidence) a waiver by the Lender of any other provision of the Credit Agreement (including, without limitation, with respect to any other or future financial statements to be delivered pursuant to Section 7.1 of the Credit Agreement) or any of the other Loan Documents nor shall anything contained herein be construed as a consent by the Lender to any transaction other than those specifically consented to herein.

3. Successors and Assigns. The terms and provisions of this Agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Agreement.

4. Counterparts; Effectiveness. This Agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one and the same document. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. This Agreement may be executed and delivered via facsimile or other means of electronic communication with the same force and effect as if it were a manually executed and delivered counterpart. This Agreement shall not become effective until and unless counterparts, duly executed and delivered by all parties hereto, have been received by Lender and written notice thereof (via email) shall have been sent to the Borrower by the Lender.

5. Choice of Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

6. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

[Signature page follows]

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IN WTINESS WHEREOFF, THE PARTIES HAVE TNERED INTO THIS Agreements as of the date first above written.

PERCEPTIVE CREDIT HOLDINGS, LP,
as the Lender

By: Perceptive Credit Opportunities GP, LLC
its general partner

By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager

ACKNOWLEDGED AND ACCEPTED:

BORROWER:

VARIATION BIOTECHNOLOGIES (US), INC., as the Borrower

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

GUARANTORS:

VARIATION BIOTECHNOLOGIES, INC.,
as Guarantor

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

VBI VACCINES INC.,
as Guarantor

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

VBI VACCINES (DELAWARE) INC.,

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

SCIVAC LTD,
as Guarantor

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	Chief Executive Officer

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ANNEX A

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

VBI Vaccines, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of VBI Vaccines, Inc. and Subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for each of the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2018 and 2017, and the consolidated results of their operations and their cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred, and it anticipates it will continue to incur, significant losses and generate negative operating cash flows and as such will require significant additional funds to continue its development activities to ultimately achieve commercial launch of its products. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.